UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 31, 2014

IVEDA SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-53285	20-2222203
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 South Alma School Road, Suite 8500 Mesa, Arizona		85210
(Address of Principal Executive Offices)		(Zip Code)

(480) 307-8700

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 31, 2014, the Board of Directors of Iveda Solutions, Inc. (the “Company”) approved two amendments to the Company’s Bylaws (the “Bylaws”). The first amendment grants the Board of Directors the authority to determine the date of each annual meeting of shareholders; the Bylaws had previously required the Company to hold its annual meeting of shareholders in the first week of June of each year. The second amendment provides that the notice of an annual or special meeting must be delivered to shareholders not less than 10 nor more than 60 days before the meeting; the Bylaws had previously required the meeting notice to be delivered to shareholders not less than 10 nor more than 50 days before the meeting. A copy of the Bylaws as amended to date is set forth in the Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2014, which is incorporated by reference into this Item 5.03.

Item 9.01. Exhibits and Financial Statements.

d.	Exhibits:

Exhibit Number	Description
3(ii)	Bylaws of Iveda Solutions, Inc. (incorporated by reference to Exhibit 3.2 of the Form 10-K filed on March 31, 2014)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Iveda Solutions, Inc.
(Registrant)

Date: April 3, 2014	By:	/s/ Robert J. Brilon

Robert J. Brilon
President and Chief Financial Officer